Exhibit 10.1

AMENDMENT (the “Amendment”) dated as of May 1, 2008 (the “Amendment Effective Date”) by and between ADVANCED PHOTONIX, INC., a Delaware corporation (the “Company”) and ROBIN F. RISSER, an individual (“Holder”) to that certain SECURED PROMISSORY NOTE (the “Note”) dated as of May 2, 2005.

The Company and Holder have agreed to amend and modify the Note in accordance with the terms and conditions hereinafter set forth. Unless otherwise defined herein, capitalized terms shall have the respective meanings assigned to them in the Note.

NOW, THEREFORE, in consideration of the foregoing, the parties, intending to be legally bound, hereby agree to replace in its entirety Section 1 of the Note as follows:

(1) PAYMENT OF PRINCIPAL. The Principal shall be payable in annual installments of ONE HUNDRED SIXTY SIX THOUSAND SIX HUNDRED SIXTY SEVEN DOLLARS ($166,667) on the first anniversary of the Issuance Date, ONE HUNDRED EIGHTY THREE THOUSAND THREE HUNDRED THIRTY THREE DOLLARS ($183,333) on the second anniversary of the Issuance Date, THREE HUNDRED THOUSAND DOLLARS ($300,000) on December 1, 2008, and a final installment of THREE HUNDRED SIXTEEN THOUSAND EIGHT HUNDRED THIRTY THREE DOLLARS ($316,833) on the fourth anniversary of the Issuance Date (the “Maturity Date”).

Except to the extent amended hereby, the Note remains in full force and effect in accordance with its terms and the Interest Rate (as defined in the Note) will continue to be paid at the rate prescribed in Section 2 of the Note. The terms and conditions of this Amendment shall be construed together with the terms of the Note as a single agreement, provided that, to the extent any terms and conditions of the Amendment are inconsistent with the terms and conditions of the Note, the terms and conditions of this Amendment shall govern.

IN WITNESS WHEREOF, this Amendment has been executed by the Parties as of the Amendment Effective Date.

ADVANCED PHOTNIX, INC.

By:	/S/ Richard D. Kurtz
Richard D. Kurtz,
Chief Executive Officer

By:	/S/ Robin Risser
ROBIN F. RISSER